Exhibit 32.1
CERTIFICATION PERSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)
In connection with the Quarterly Report of I-many, Inc., (the “Company”) on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), each of the undersigned officers of I-many, Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ YORGEN H. EDHOLM

Chief Executive Officer and President (executive officer)

November 7, 2005

/s/ KEVIN M. HARRIS

Chief Financial Officer and Treasurer (principal financial and accounting officer)

November 7, 2005